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[ABN AMRO BANK N.V. LOGO]                                          Exhibit 10.36

                                            101 California Street, Suite 4300
                                            San Francisco, California 94111-5812
                                            U.S.A.
Date: April 15, 2004

Networks Associates, Inc., doing business as Network Associates, Inc.
3965 Freedom Circle
11th Floor
Santa Clara, CA 95054

Ladies and Gentlemen:

As discussed, we are pleased to advise you that we have approved subject to the conditions outlined in this letter, an uncommitted umbrella credit facility (the "Uncommitted Facility") to your company (the "Company") and to those branches, subsidiaries and affiliates of the Company set forth on Exhibit A attached hereto (each, a "Designation of Borrower(s)") and as otherwise approved in accordance with this letter (the Company and all such approved branches, subsidiaries and affiliates are referred to herein, individually, as a "Borrower" and, collectively, as the "Borrowers"). A Borrower's request under this Facility may be granted at the Bank's sole discretion.

The Uncommitted Facility is available on an "offering basis," meaning that transactions hereunder, if any, will be on such terms and conditions, including, but not limited to, interest rate, maturity, representations, covenants and events of default, as shall be mutually agreed between the Company and the Bank at the time of each specific transaction.

         1. LIMIT: U.S. $16,500,000 or the equivalent thereof in other currencies as specified in paragraph 5 below. This is the aggregate maximum principal amount at any one time outstanding for all Borrowers.

         2. UTILIZATION, AVAILABILITY AND COMPLIANCE WITH LAW: It is intended that the Uncommitted Facility be used for short term credit facilities, with terms of one year or less. Loans and/or other credit facilities may be made available to the Company and/or to other Borrowers by our office and/or by other specified branches, agencies, subsidiaries or affiliates of our bank (collectively, "Lending Branches" and each, a "Lending Branch"). Credit facilities made available to individual Borrowers are referred to herein, individually, as a "Subfacility" and, collectively, as "Subfacilities". The nature, terms and conditions of the specific types of Subfacilities which may be extended by a particular Lending Branch to a particular Borrower, whether loans, overdraft facilities, letters of credit, discounting facilities, bankers acceptance financing, foreign exchange contracts or any of the many other short term facilities which the Bank and its affiliates are able to offer to its clients, must be mutually agreed to between the respective Borrower and Lending Branch. No commitment by us or any other Lending Branch to make available any specific Subfacility is hereby intended. In addition, and notwithstanding any such mutual agreement, the availability of any Subfacility from any Lending Branch is at all times subject to local availability of funds (domestic or foreign) and to compliance by such Lending Branch with all laws, regulations and governmental policies applicable to such Lending Branch (in each case as determined by such Lending Branch). Moreover, each Subfacility is subject to all applicable exchange control restrictions, and it will be the applicable Borrower's responsibility to obtain any necessary or appropriate foreign exchange license. We urge each Borrower to consult the applicable Lending Branch in this regard, however, as it may well be able to give advice and assistance.

         3. ESTABLISHMENT OF SUBFACILITY: You will notify us whenever you desire to establish a Subfacility for one of your branches, subsidiaries or affiliates set forth on your current Designation of Borrower(s). In addition, you will deliver to us a revised Designation of Borrower(s) whenever you desire to establish a Subfacility for one of your branches, subsidiaries or affiliates not identified on your current Designation of Borrower(s). Upon receipt of such notice and, if appropriate, a revised Designation of Borrower(s), we will contact the appropriate Lending Branch, make a preliminary determination of whether it is in a position to provide the Subfacility requested and, if it is, arrange appropriate direct contact between the proposed Borrower and such Lending Branch.

         4. PRICING: Pricing of each Subfacility shall be mutually agreed to by the applicable Borrower and Lending Branch.

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[ABN AMRO BANK N.V. LOGO]

         5. FOREIGN EXCHANGE FLUCTUATIONS: The Uncommitted Facility and individual Subfacilities may be used in any one or more freely transferable and convertible currencies. If, by reason or foreign exchange fluctuations, the aggregate liabilities of the Borrowers to the Lending Branches shall exceed the maximum principal amount specified above (as calculated by us, based on our spot rates from time to time for the relevant currencies), we will so inform you and you will arrange to reduce the aggregate liabilities of all Borrowers to all Lending Branches to or below the limit specified above no later than five days following receipt of such notice.

         6. DOCUMENTATION: Each Lending Branch will determine the documentation that it requires from each applicable Borrower, which shall include, without limitation, appropriate evidence of (i) such Borrower's corporate authority to enter into the contemplated transaction(s), (ii) the authority of the individual officers who have acted and will act on behalf of such Borrower, and (iii) the authenticity of the signatures of those officers. Each Borrower will provide to each applicable Lending Branch such financial statements as such Lending Branch may reasonably require. Prior to the establishment of any Subfacility with a Borrower other than the Company, the Company will deliver to us a guaranty in the form of EXHIBIT B hereto and appropriate evidence of its corporate authority to (a) enter into the loan and guaranty transactions hereby contemplated, (b) the authority of the individual officers who have acted and will act on behalf of the Company, and (c) the authenticity of the signatures of those officers. If you wish us to provide forms covering these matters, we will do so at your request or, in the alternative, we will be pleased to evaluate your forms.

         7. FINANCIAL REPORTING. It is the Bank's policy to review each of the Bank's facilities periodically in order to consider their continued availability. The Bank requests, therefore, that the Company provide it with regular financial statements as soon as they are available. The Bank must receive audited annual financial statements within 120 days of the end of each fiscal year, quarterly financial statements within 90 days of the end of each of the Company's first three fiscal quarters, and such other financial statements as the Company prepares from time to time. This obligation may be satisfied by making such statements available by filing with the SEC, so long as such filing is accessible via the Internet.

         8. OFFERING BASIS. Nothing in this letter shall require the Bank to make any loan, issue any letter of credit or make any other financial accommodations to the Company.

         9. CANCELLATION. THE BANK MAY ELECT TO TERMINATE THIS FACILITY AT ANY TIME FOR ANY REASON UPON PROVIDING WRITTEN NOTICE TO THE COMPANY. SUCH ELECTION SHALL NOT AFFECT THE PARTIES' OBLIGATIONS UNDER SPECIFIC TRANSACTIONS ENTERED INTO PRIOR TO SUCH TERMINATION.

                                            Very truly yours,

                                            ABN AMRO BANK N.V.

                                            By: /s/ Panida Wongchantara
                                                --------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                            By: /s/ Antony E. Budiman
                                                --------------------------------
                                            Title: Assistant Vice President
                                                   -----------------------------

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                                    Exhibit A

                             DESIGNATION OF BORROWER


Date: April 15, 2004

ABN AMRO Bank N.V.
101 California Street, Suite 4300
San Francisco, CA 94111

Ladies and Gentlemen:

We refer to the Uncommitted Umbrella Facility Letter, dated 4/15/04 (the "Uncommitted Facility Letter") executed by ABN AMRO Bank N.V. Capitalized terms used herein without definition shall have the respective meanings given thereto in the Uncommitted Facility Letter. We hereby designate:

Borrower                                        Maximum Amount of Subfacility
----------------------------------------        -----------------------------
Network Associates International B.V.           US$11,000,000
Network Associates International Limited        GBP 2,000,000
Dr. Solomon's Software Limited                  GBP 1,000,000

We confirm that we unconditionally guaranty payment of all obligations of the above-referenced Borrower under any Subfacility established for such Borrower pursuant to the Uncommitted Facility Letter, as more fully set forth in the Guaranty.

                                    Very truly yours,

                                    Networks Associates, Inc., doing business as Network Associates, Inc.

                                    By: /s/ MAEVE RICHARD
                                        ----------------------------------------
                                    Title: VP Treasurer

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                                    Exhibit B

                                    GUARANTY

         WHEREAS, pursuant to that certain Uncommitted Umbrella Facility Letter dated 4/15/04 (the "Uncommitted Facility Letter") executed by ABN AMRO BANK N.V. (the "Bank"), the Bank and/or branches, agencies, subsidiaries or affiliates of the Bank (the Bank and any such branch, agency, subsidiary or affiliate, a "Lending Branch") may from time to time make credit facilities available to one or more branches, subsidiaries or affiliates of the undersigned (the "Guarantor") which have been designated by the Guarantor as a "Borrower" under the Uncommitted Facility Letter (any such branch, subsidiary or affiliate, a "Designated Borrower").

         WHEREAS, all obligations of each Designated Borrower to the Bank or any other Lending Branch under the Uncommitted Facility Letter are to guarantied by the Guarantor;

         NOW, THEREFORE, the Guarantor agrees as follows:

         1. The Guaranty. (a) The Guarantor absolutely, irrevocably and unconditionally guarantees to each Lending Branch the full and prompt payment when due (by acceleration or otherwise) of all obligations of any Designated Borrower to such Lending Branch, whether now existing or hereafter arising, and whether for principal, interest, fees, reimbursement obligations or other amounts arising under or in connection with any and all subfacilities extended under the Uncommitted Facility Letter (any and all of the foregoing, the "Obligations"). The books and records of the applicable Lending Branch showing the amount of the Obligations of any Designated Borrower shall be admissible in evidence in any action or proceeding. This is a continuing guaranty and shall remain in full force and effect and be binding upon the Guarantor and the Guarantor's successors and assigns. The Guarantor's liability hereunder shall not exceed at any one time the aggregate sum of US$16,500,000 or its equivalent in foreign currencies, at conversion rates established by the Bank, plus any interest accrued thereon, charges relating thereto including, without limitation, monetary corrections, if any, and all aforementioned costs and expenses.

         (b) The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of any lack of validity, legality or enforceability of any loan document or any other document, agreement or instrument relating thereto or any assignment or transfer of any thereof.

         2. Waiver of Suretyship Defenses. The Guarantor authorizes each applicable Lending Branch, without notice or demand and without affecting the Guarantor's liability hereunder, from time to time to renew, extend, accelerate, restructure, refinance, refund or otherwise change the amount and time for payment of the Obligations, or otherwise change the terms of the Obligations or any part thereof. No Lending Branch shall have any obligation to perfect, secure, marshall, protect or insure any collateral or any collateral agreement and the Guarantor's liability hereunder shall not be affected by the non-perfection, invalidity, impairment or unenforceability of any collateral or collateral agreement.

         3. Insolvency of Designated Borrower. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations of any Designated Borrower, or any part thereof, is, upon the insolvency, bankruptcy or reorganization of such Designated Borrower or otherwise pursuant to applicable law, rescinded in or reduced in amount or must otherwise be restored or returned by the applicable Lending Branch, all as though such payment or performance had not been made.

         4. Exhaustion of Other Remedies Not Required. The obligations of the Guarantor hereunder are those of a primary obligor, and not merely a surety, and are independent of the Obligations. The Guarantor unconditionally waives any right to require any Lending Branch to (a) proceed against the applicable Designated Borrower or any other obligor in respect of the Obligations; (b) proceed against or exhaust any security held directly or indirectly on account of the Obligations; or (c) pursue any other remedy in such Lending Branch's powers whatsoever. No failure or delay by any Lending Branch in exercising any right, power or privilege hereunder shall


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operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         5. Waiver of Notices. The Guarantor hereby waives (i) notice of acceptance of this Guaranty and of any extension of any loan or other financial accommodation by any Lending Branch to any Designated Borrower; (ii) presentment and demand for payment of any of the Obligations; (iii) protest and notice of dishonor or default to the Guarantor or to any other party with respect to any of the Obligations; and (iv) all other notices to which the Guarantor might otherwise be entitled. Notwithstanding the foregoing, the Bank shall give the Guarantor prompt notice of the occurrence of any event of default of which the Bank has actual knowledge.

         6. Amendments. No amendment or waiver of any provision of this Guaranty shall in any event be effective unless the same shall be in writing and signed by the Bank.

         7. Payment of Expenses. The Guarantor agrees to pay all reasonable attorneys' fees and charges, the reasonable allocated cost of internal legal services and all reasonable disbursements of internal counsel, and all other reasonable costs and expenses which may be incurred by any Lending Branch in the enforcement of this Guaranty.

         8. Governing Law/Trial By Jury. This Guaranty and the rights and obligations of the Guarantor, the Bank and each other Lending Branch under this Guaranty shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois. THE GUARANTOR WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS GUARANTY.

         9. Subrogation. The Guarantor shall not exercise any subrogation rights which it may have under this Guaranty nor shall the Guarantor seek any reimbursement from any Designated Borrower unless and until all of the Obligations of such Borrower have been indefeasibly paid in full.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date and year first above written.

                                    NETWORKS ASSOCIATES, INC., doing business as NETWORK ASSOCIATES, INC.


                                    By: /s/ MAEVE RICHARD
                                        ----------------------------------------
                                    Title: VP Treasurer



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